Exhibit 10.1
FIFTH AMENDMENT TO
FINANCING AGREEMENT
THIS FIFTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of this 9th day of February, 2010, is made by and among:
CROWN CRAFTS, INC., a Delaware corporation (“CCI”);
CHURCHILL WEAVERS, INC., a Kentucky corporation (“Weavers”);
HAMCO, INC., a Louisiana corporation (“Hamco”);
CROWN CRAFTS INFANT PRODUCTS, INC., a Delaware corporation (“CCIP”; together with CCI, Weavers and Hamco, the “Companies” and each a “Company”); and
THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”), to the Financing Agreement, dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”), among CIT and the Companies. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.
RECITALS
A. Pursuant to the Financing Agreement, CIT has agreed to make loans and extend credit to the Companies in the amounts, upon the terms and subject to the conditions contained therein.
B. The Companies have requested that CIT amend the Financing Agreement to permit the payment by CCI of cash dividends on its common stock.
C. CIT has agreed to such request, subject to the terms and conditions contained herein, and to accomplish the foregoing, the Companies and CIT desire to enter into this Amendment.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Companies and CIT hereby agree as follows:

ARTICLE I
AMENDMENT TO FINANCING AGREEMENT
The defined term “Permitted Distributions” in Section 1.1 of the Financing Agreement is amended in its entirety to read as follows:
“Permitted Distributions shall mean:
(a) dividends from a wholly-owned subsidiary of a Company to such Company;
(b) dividends payable solely in stock or other equity interests of the Companies; and
(c) provided no Default or Event of Default exists at the time of the proposed payment thereof, cash dividends on CCI’s common stock not to exceed the sum of $500,000 in the aggregate.”
ARTICLE II
REPRESENTATIONS AND WARRANTIES
The Companies hereby represent and warrant to CIT that:
2.1 Compliance With the Financing Agreement. As of the execution of this Amendment, each Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Loan Documents to be observed or performed by such Company.
2.2 Representations in Financing Agreement. The representations and warranties of each Company set forth in the Financing Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.
2.3 No Event of Default. No Default or Event of Default exists.

ARTICLE III
GENERAL
3.1 Loan Documents. The Financing Agreement and the other Loan Documents are amended to provide that any reference therein to the Financing Agreement shall mean, unless otherwise specifically provided, the Financing Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time.
3.2 Full Force and Effect. As expressly amended hereby, the Financing Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement and the other Loan Documents, “hereinafter,” “hereto,” “hereof,” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.
3.3 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.
3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.
3.5 Further Assurances. The Companies shall execute and deliver to CIT such documents, certificates and opinions as CIT may reasonably request to effect the amendments contemplated by this Amendment.
3.6 Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.
3.7 Expenses. The Companies shall reimburse CIT for CIT’s legal fees and expenses (whether in-house or outside) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents contemplated hereby.
3.8 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH COMPANY AND CIT WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE FINANCING AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.
[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers to be effective on the day and year first above written.

CCI: CROWN CRAFTS, INC.
By:	/s/ Olivia Elliott
Olivia Elliott
CFO

WEAVERS: CHURCHILL WEAVERS, INC.
By:	/s/ Olivia Elliott
Olivia Elliott
CFO

HAMCO: HAMCO, INC.
By:	/s/ Olivia Elliott
Olivia Elliott
CFO

CCIP: CROWN CRAFTS INFANT PRODUCTS, INC.
By:	/s/ Olivia Elliott
Olivia Elliott
CFO

[signatures continue on the following page]

CIT: THE CIT GROUP/COMMERCIAL SERVICES, INC.
By:	/s/ Vernon Wells
Vernon Wells
Vice President